THE MUNDER FUNDS

Combined Distribution And Service Plan

August 14, 2007

WHEREAS, each of Munder Series Trust (“MST”) and Munder Series Trust II (collectively, “Fund Groups”) engages in business as an open-end investment company and is registered with the Securities and Exchange Commission (“SEC”) as such under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, shares of common stock or shares of beneficial interest of the Fund Groups are currently divided into separate investment portfolios (“Funds”);

WHEREAS, shares of common stock or beneficial interest of the Funds are currently divided into one or more of the following classes of shares: Class A, Class B, Class C, Class L, which may charge 12b-1 fees, and Class K (referred to as “Comerica Class K” with respect to the Institutional Money Market Fund), which may charge shareholder servicing fees;

WHEREAS, each of the Fund Groups employs Funds Distributor, Inc. (“Distributor”) as distributor of the securities of which it is the issuer;

WHEREAS, each of the Fund Groups has entered into a Combined Distribution Agreement dated June 13, 2003, as amended, pursuant to which the Distributor is employed in such capacity during the continuous offering of each Fund’s shares;

WHEREAS, each of the Fund Groups or their predecessors in interest, on behalf of the Funds, either directly or through the Distributor, has entered into distribution and/or shareholder servicing agreements, including Dealer Agreements, with various service organizations (“Service Organizations”) pursuant to which the Service Organizations will make available and/or provide various services to certain classes of shares of the Funds;

WHEREAS, MFI, The Munder Framlington Funds Trust (“MFFT”), The Munder Funds Trust (“MFT”) and St. Clair Funds, Inc. (“St. Clair”) previously adopted a Combined Distribution and Service Plan, as amended through May 9, 2003, which represented the combination of various Service Plans and Distribution and Service Plans for each of the portfolios of MFI, MFFT, MFT and St. Clair (“Pre-Reorganization Plan”);

WHEREAS, MST adopted a Distribution and Service Plan (“MST Plan”) on February 11, 2003 for each of its classes of shares, which was intended to replace the Pre-Reorganization Plan following the reorganization of all of the portfolios of MFI, MFFT, MFT and St. Clair into corresponding series of MST;

WHEREAS, certain portfolios of MFI and MFFT did not receive sufficient shareholder approval to be reorganized into series of MST;

WHEREAS, the terms of the Pre-Reorganization Plan and MST Plan were substantially similar in all material respects, and each of the Fund Groups on behalf of the Funds combined the two Plans into a single Combined Distribution and Service Plan (“Combined Plan”) on June 13, 2003;

WHEREAS, on August 12, 2003, the Board of MST, MFI and MFFT approved the addition of Class R Shares as a new class of shares for the Funds;

WHEREAS, on August 18, 2003, the Munder U.S. Treasury Money Market was liquidated;

WHEREAS, Maryland law was amended to permit the reorganization of each of the remaining portfolios of MFI with and into series of MST without shareholder approval;

WHEREAS, the Board of Directors of MFI approved an Agreement and Plan of Reorganization and Redomiciliation, dated as of August 12, 2003, pursuant to which each of the remaining series of MFI were reorganized with and into a corresponding series of MST on October 30, 2003; and

WHEREAS, on October 31, 2003, Class II shares were converted and/or reclassified as Class C shares;

WHEREAS, on May 18, 2004, Preferred (Y-2) shares and Investor (Y-3) shares were abolished by the Board of Trustees of MST;

WHEREAS, on November 9, 2004, the Board of Trustees of MST approved two Agreements and Plans of Reorganization, each dated as of November 9, 2004, pursuant to which the International Growth Fund and Emerging Markets Fund were reorganized with and into the International Equity Fund on February 4, 2005, and the Small Company Growth Fund was reorganized with and into the Micro-Cap Equity Fund on February 25, 2005;

WHEREAS, on December 13, 2004, the Institutional Government Money Market Fund was liquidated;

WHEREAS, on February 8, 2005, the Board of Trustees of MFFT approved the change of the name of The Munder Framlington Funds Trust to Munder Series Trust II;

WHEREAS, on May 17, 2005, the Board of Trustees of MST approved (i) the addition of a new series to MST, namely the Munder Small-Mid Cap Fund, which offers Class A, Class B, Class C, Class R, Class K and Class Y shares; and (ii) changes in the names of the Munder NetNet Fund, Munder Future Technology Fund, Munder MidCap Select Fund and Munder Multi-Season Growth Fund;

WHEREAS, on May 17, 2005, the Board of Trustees of MST approved two Agreements and Plans of Reorganization, each dated as of May 17, 2005, pursuant to which the U.S. Government Income Fund was reorganized with and into the Bond Fund on August 12, 2005 and the Tax-Free Bond Fund was reorganized with and into the Tax-Free Short & Intermediate Bond Fund on August 12, 2005;

2

WHEREAS, on September 26, 2005, Class K shares of the Institutional Money Market Fund (formerly known as “Munder Institutional Money Market Fund”) were renamed Comerica Class K shares;

WHEREAS, on February 14, 2006, the Board of Trustees of MST approved a change in the name of the Munder Power Plus Fund;

WHEREAS, on March 17, 2006, the Michigan Tax-Free Bond Fund was liquidated;

WHEREAS, effective May 18, 2006, the Board of Trustees of MST approved a change in the name of the Munder Balanced Fund;

WHEREAS, effective June 19, 2007, the Board of Trustees of MST approved a change in the name of the Munder Large-Cap Core Growth Fund; and

WHEREAS, on August 14, 2007, the Board of Trustees of MST approved the addition of four new series of MST, namely the Munder International Fund – Core Equity, which will initially offer Class A, Class C, Class Y and Class I shares and later offer Class K and Class R shares, the Munder International Small-Mid Cap Fund, which will initially offer Class A, Class C, Class Y and Class I shares and later offer Class K and Class R shares, the Munder Mid-Cap Value Fund, which will offer Class A, Class C, Class C, Class R and Class Y shares, and the Munder Small-Mid Cap 130/30 Fund, which will offer Class A, Class C, Class K, Class R, Class Y and Class I shares;

NOW, THEREFORE, the Combined Plan as adopted is hereby amended and restated, in accordance with Rule 12b-1 under the 1940 Act (if applicable) to update the exhibits to the Combined Plan to reflect such changes on the following terms and conditions:

1.1 Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”), as amended from time to time, each Fund shall pay to the Distributor, or pay directly to a Service Organization, an aggregate fee for distribution-related activities (“Distribution Fee”) at the annualized rate specified in the table below provided that:

(a)	Up to 0.25% of the average daily net asset value of such class of shares of each Fund (“25 basis points”) shall be used as a service fee (“Service Fee”) as defined by Section 2830 of the Conduct Rules, and

(b)	Not more than the amount in excess of the 25 basis points may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses).

3

Fund Shares	Distribution Fee Annual Rate (based on the average daily net asset value of the specified class of shares of each Fund)
Class A of the Funds listed on Exhibit A	0.25%
Class B of the Funds listed on Exhibit B	1.00%
Class C of the Funds listed on Exhibit C	1.00%
The Fund listed on Exhibit L	0.35%
Class R of the Funds listed on Exhibit R	1.00%

1.2 Each Fund shall pay directly to a Service Organization, an aggregate fee for shareholder services (“Shareholder Servicing Fee”) at an annualized rate of up to the amount specified in the table below:

Fund Shares	Shareholder Servicing Annual Fee Rate (based on the average daily net asset value of the specified class of shares of each Fund)
Class K (Comerica Class K in the case of the Institutional Money Market Fund) of the Funds listed on Exhibit K	0.25%
Class K of the Funds listed on Exhibit K1	0.15%

2. The Distribution Fee, Service Fee and Shareholder Servicing Fee each shall be calculated and accrued daily and paid at such intervals as the Board of Trustees of each Fund Group shall determine, subject to applicable Conduct Rules of the NASD and any applicable rules or regulations of the SEC.

3. Payments under this Combined Plan for each Fund and its classes of shares are not tied exclusively to actual distribution and/or service fees and expenses, and the payments under this Combined Plan may exceed distribution and service expenses actually incurred.

4. The Combined Plan shall not take effect with respect to any Fund Group, Fund or class of shares thereof until it, with any related agreements, has been approved by votes of a majority of both (a) the Trustees of the applicable Fund Group and (b) those Trustees of the applicable Fund Group who are not “interested persons” of such Fund Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Rule 12b-1 Trustees”), cast in person at a meeting (or meetings) called for the purpose of voting on this Combined Plan and such related agreements.

4

5. The Combined Plan shall continue in full force and effect as to each Fund and any classes of shares of each of the Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, for so long as such continuance is specifically approved at least annually in the manner provided in paragraph 4 hereof for initial approval of this Combined Plan.

6. The Distributor shall provide to the Trustees of the Fund Groups, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

7. The Combined Plan may be terminated as to any Fund or any class thereof at any time, without payment of any penalty, by the vote of the Trustees of the applicable Fund Group, by the vote of a majority of the Rule 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of any Fund or the applicable class thereof.

8. The Combined Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by the shareholders of the relevant Fund or Funds or the applicable class or classes thereof in the manner provided in the 1940 Act, and no material amendment to this Combined Plan shall be made unless approved in the manner provided in paragraph 4 hereof for initial approval and annual renewal of this Combined Plan.

9. While this Combined Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Fund Groups shall be committed to the discretion of the Trustees who are not such interested persons.

10. The Fund Groups shall preserve copies of this Combined Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six (6) years, any such agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

5

August 14, 2007

Exhibit A

CLASS A SHARES

Munder Series Trust II Fund	Date of Board Approval	Date of Amendments
Healthcare Fund	11/7/96	8/3/99, 2/25/01, 5/21/02, 2/11/03, 5/9/03, 6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Munder Series Trust Fund	Date of Board Approval	Date of Amendments
Asset Allocation Fund – Balanced	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Bond Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 8/14/07

Cash Investment Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Energy Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Index 500 Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Intermediate Bond Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Bond Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Equity Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Fund – Core Equity	8/14/07

International Small-Mid Cap Fund	8/14/07

Internet Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Growth Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 8/14/07

Large-Cap Value Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

A-1

Micro-Cap Equity Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Mid-Cap Core Growth Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Mid-Cap Value Fund	8/14/07

Real Estate Equity Investment Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Cap Value Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap Fund	5/17/05	8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap 130/30 Fund	8/14/07

Tax-Free Money Market Fund	2/11/03	6/13/03, 8/18/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Tax-Free Short & Intermediate Bond Fund	2/11/03	6/13/03, 8/18/05, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Technology Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

A-2

August 14, 2007

Exhibit B

CLASS B SHARES

Munder Series Trust II Fund	Date of Board Approval	Date of Amendments
Healthcare Fund	11/7/96	8/3/99, 2/25/01, 5/21/02, 8/13/02, 2/11/03, 5/9/03, 6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Munder Series Trust Fund	Date of Board Approval	Date of Amendments
Asset Allocation Fund - Balanced	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Cash Investment Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Energy Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Index 500 Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Intermediate Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Equity Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Internet Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Growth Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Value Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Micro-Cap Equity Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

B-1

Mid-Cap Core Growth Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Real Estate Equity Investment Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Cap Value Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap Fund	5/17/05	8/12/05, 3/17/06, 5/18/06, 8/14/07

Tax-Free Short & Intermediate Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Technology Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

B-2

August 14, 2007

Exhibit C

CLASS C SHARES

Munder Series Trust II Fund	Date of Board Approval	Date of Amendments
Healthcare Fund	11/7/96	8/3/99, 2/25/01, 5/21/02, 8/13/02, 2/11/03, 6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Munder Series Trust Fund	Date of Board Approval	Date of Amendments
Asset Allocation Fund – Balanced	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Cash Investment Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Energy Fund	9/30/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Intermediate Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Equity Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Fund – Core Equity	8/14/07

International Small-Mid Cap Fund	8/14/07

Internet Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Growth Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Value Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Mid-Cap Core Growth Fund	9/30/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

C-1

Mid-Cap Value Fund	8/14/07

Micro-Cap Equity Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Real Estate Equity Investment Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Cap Value Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap Fund	5/17/05	8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap 130/30 Fund	8/14/07

Tax-Free Short & Intermediate Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Technology Fund	9/30/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

C-2

August 14, 2007

Exhibit K

CLASS K SHARES

(referred to as “Comerica Class K Shares”

in the case of the Institutional Money Market Fund)

Munder Series Trust II Fund	Date of Board Approval	Date of Amendments
Healthcare Fund	11/7/96	2/25/01, 5/21/02, 2/11/03, 5/9/03, 6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Munder Series Trust Fund	Date of Board Approval	Date of Amendments
Asset Allocation Fund – Balanced	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Energy Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Index 500 Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Institutional Money Market Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Intermediate Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

International Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

International Equity Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

International Fund – Core Equity	8/14/07

International Small-Mid Cap Fund	8/14/07

Internet Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Growth Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

K-1

Large-Cap Value Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Micro-Cap Equity Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Mid-Cap Core Growth Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Mid-Cap Value Fund	8/14/07

Real Estate Equity Investment Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

S&P MidCap Index Equity Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

S&P SmallCap Index Equity Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Small-Cap Value Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap Fund	5/17/05	8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap 130/30 Fund	8/14/07

Tax-Free Short & Intermediate Bond Fund	2/11/03	6/13/03, 10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

Technology Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 9/26/05, 3/17/06, 5/18/06, 8/14/07

K-2

August 18, 2003

Exhibit K1

CLASS K SHARES

Date of Board Approval
Cash Investment Fund	2/11/03, 8/18/03
Tax-Free Money Market Fund	2/11/03, 8/18/03

K1-1

April 30, 2003

Exhibit L

CLASS L SHARES

	Date of Board Approval	Date of Amendments
Liquidity Money Market Fund	2/11/03	4/30/03

L-1

August 14, 2007

Exhibit R

CLASS R SHARES

Munder Series Trust II Fund	Date of Board Approval	Date of Amendments
Healthcare Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Munder Series Trust Fund	Date of Board Approval	Date of Amendments
Asset Allocation Fund – Balanced	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Bond Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Cash Investment Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Energy Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Index 500 Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Intermediate Bond Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Bond Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Equity Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

International Fund – Core Equity	8/14/07

International Small-Mid Cap Fund	8/14/07

Internet Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Growth Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Large-Cap Value Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Micro-Cap Equity Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Mid-Cap Core Growth Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Real Estate Equity Investment Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Cap Value Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Small-Mid Cap Fund	5/17/05	8/12/05, 3/17/06, 5/18/06, 8/14/07

R-1

Small-Mid Cap 130/30 Fund	8/14/07

Tax-Free Money Market Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Tax-Free Short & Intermediate Bond Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06, 8/14/07

Technology Fund	8/12/03	10/31/03, 2/25/05, 5/17/05, 8/12/05, 3/17/06, 5/18/06

R-2